UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2025

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2025, the Board of Directors (the “Board”) of Entergy Corporation (the Company”) elected Admiral James F. Caldwell, Jr., U.S. Navy (retired) to the Board, effective November 1, 2025, to serve until the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The Board also determined that Admiral Caldwell qualifies as an independent director under the New York Stock Exchange rules and the Company’s corporate governance guidelines. In connection with the election of Admiral Caldwell, the size of the Board was increased to 12 members. Admiral Caldwell will serve on the Nuclear and Operations Oversight and Talent and Compensation Committees.

Admiral Caldwell, 66, retired from the U.S. Navy effective January 2024 after a long and distinguished career, most recently serving as Director of the Naval Nuclear Propulsion Program from August 2015 until his retirement. During his four-decade career with the U.S. Navy, he served in numerous other roles of significant responsibility, including Director, U.S. Navy Staff in 2015, Inspector General from 2013 to 2015 and Commander Submarine Force, U.S. Pacific Fleet from 2010 to 2013, and was recognized with the Distinguished Service Medal as well as several other medals and awards.

There are no arrangements or understandings between Admiral Caldwell and any other person pursuant to which he was elected as a director of the Company. In connection with his appointment and service on the Board, Admiral Caldwell will be entitled to receive the same compensation as all other non-employee directors of the Company, including receiving a pro rata portion of such compensation for the period from the effective date of his election through the date of the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: November 3, 2025